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                                  UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): May 4, 2006



                              Eastman Kodak Company
               (Exact name of registrant as specified in its charter)



New Jersey                            1-87                 16-0417150
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(State or Other Jurisdiction       (Commission           (IRS Employer
    of Incorporation)             File Number)      Identification No.)


                                343 State Street,
                            Rochester, New York 14650
            (Address of Principal Executive Office) (Zip Code)


      Registrant's telephone number, including area code (585) 724-4000
                                                          -------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities
      Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Securities
      Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c)under the
      Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01  Other Events

On May 4, 2006, Eastman Kodak Company announced that it is exploring strategic alternatives for its Health Group. Kodak's Health Group, with 2005 revenue of $2.7 billion, is a worldwide leader in health imaging, including digital x-ray capture, medical printers, and x-ray film.

To assist in this effort, the Company has retained Goldman, Sachs & Co. as its adviser.

A copy of the May 4, 2006 press release related to this announcement is attached as Exhibit (99.1).


ITEM 9.01 Financial Statements and Exhibits

 (c)   Exhibit

 (99.1) Eastman Kodak Company press release dated May 4, 2006 regarding the announcement concerning the Health Group.


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                                 SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          EASTMAN KODAK COMPANY



                                          By: /s/ Richard G. Brown,Jr.
                                          ----------------------------
                                             Richard G. Brown, Jr.
                                             Controller

Date:  May 4, 2006
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                           EASTMAN KODAK COMPANY
                             INDEX TO EXHIBITS

Exhibit No.

(99.1) Eastman Kodak Company press release dated May 4, 2006 regarding the announcement concerning the Health Group.